UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03726

Dreyfus New York Tax Exempt Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2018

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus New York Tax Exempt Bond Fund, Inc.

ANNUAL REPORT May 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus New York Tax Exempt Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 2017 through May 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a period of unusually mild price swings in 2017, inflation concerns, rising interest rates and potential trade disputes have caused market volatility to increase substantially during 2018. As a result, U.S. stocks generally have produced mildly positive returns while bonds have lost a degree of value over the first five months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities mostly produced losses in the rising interest-rate environment.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain strong. Continued economic growth, a robust labor market, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
June 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2017 through May 31, 2018, as provided by Thomas Casey and Daniel Rabasco, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended May 31, 2018, Dreyfus New York Tax Exempt Bond Fund, Inc. achieved a total return of 0.66%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, achieved a total return of 1.11% for the same period.2

Municipal bonds encountered bouts of volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund underperformed the Index, mainly due to a modestly long average duration over part of the reporting period.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal, New York state, and New York city income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city income taxes. The fund invests at least 80% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher), or the unrated equivalent as determined by The Dreyfus Corporation. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

We focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, we use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors based on their apparent relative values.

Interest Rates and Supply-and-Demand Factors Drove Market

Municipal bonds generally rallied early in the reporting period in an environment of robust investor demand for a relatively light supply of newly issued securities. Market volatility began to increase during the fall of 2017, when rising interest rates weighed on returns from fixed-income securities. In addition, the municipal securities market was influenced by uncertainty surrounding federal tax reform. Issuers rushed to market in December with a flood of new bonds, which was met with robust demand from investors worried that certain proposals might limit their tax-exempt investment opportunities in the future.

Heightened market volatility continued through the opening months of 2018 when lower corporate tax rates dampened demand from banks and insurance companies. Investors also grew concerned that short-term interest rates might climb more than previously expected amid accelerating inflation and ballooning federal budget deficits. The market generally stabilized in March, but municipal bonds lost additional value in April due to seasonal influences before recovering in May.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Despite disappointing tax receipts and heavy pension liabilities for some issuers, credit conditions generally have remained sound for most states and municipalities. New York has fared relatively well due to its diverse economic base, high wealth levels, and prudent budget management.

Duration Posture Dampened Fund Results

The fund’s performance compared to the Index was constrained by a relatively long average duration during the closing months of 2017, when we took advantage of opportunities to buy bonds during the surge in new issuance. We later adjusted the fund’s average duration toward a market-neutral position. In addition, an emphasis on higher-quality securities, such as those issued on behalf of water-and-sewer infrastructure prevented the fund from participating more fully in the benefits of narrowing yield differences along the market’s credit-quality spectrum.

In contrast, the fund benefited from overweighted exposure to higher-yielding revenue-backed bonds and a commensurately underweighted position in general obligation bonds. Bonds backed by transportation facilities, public power plants, special taxes, and New York’s settlement with U.S. tobacco companies performed especially well. Overweighted exposure to 30-year bonds and underweighted positions among bonds with short-term maturities also proved beneficial.

A Constructive Investment Posture

While sharply lower corporate tax rates could continue to weigh on demand for municipal bonds from bank and property and casualty company investors, modestly lower personal tax rates seem unlikely to affect demand from individual investors. Also, the elimination of tax advantages for states’ and municipalities’ advance refunding activities should support favorable supply-and-demand dynamics. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds, and we are watchful for opportunities to invest in higher-yielding bonds with sound fundamental and technical characteristics.

June 15, 2018

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus New York Tax Exempt Bond Fund, Inc. and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Bond Fund, Inc. on 5/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and its performance shown in the line graph above takes into account fees and expenses. The Index is not limited to investments principally in New York municipal obligations. The Index, unlike the fund, covers the U.S.-dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/18
	1 Year	5 Years	10 Years
Fund	0.66%	2.35%	3.75%
Bloomberg Barclays U.S. Municipal Bond Index	1.11%	2.92%	4.30%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York Tax Exempt Bond Fund, Inc. from December 1, 2017 to May 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2018

Expenses paid per $1,000†	$3.70
Ending value (after expenses)	$1,004.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2018

Expenses paid per $1,000†	$3.73
Ending value (after expenses)	$1,021.24

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4%
New York - 99.7%
Build New York City Resource Corporation, City University of New York - Queens College, Revenue (Q Student Residences, LLC Project)	5.00	6/1/38	1,000,000		1,115,320
Build New York City Resource Corporation, City University of New York - Queens College, Revenue (Q Student Residences, LLC Project)	5.00	6/1/43	1,350,000		1,501,754
Dutchess County Local Development Corporation, Revenue (Health Quest Systems, Inc. Project)	5.00	7/1/35	4,280,000		4,840,552
Dutchess County Local Development Corporation, Revenue (Health Quest Systems, Inc. Project)	4.00	7/1/41	2,000,000		2,027,540
Glen Cove Local Economic Assistance Corporation, Revenue (Garvies Point Public Improvement Project)	0.00	1/1/45	18,600,000	[a]	5,149,782
Hempstead Local Development Corporation, Revenue (Molloy College Project) (Prerefunded)	5.70	7/1/19	5,000,000	[b]	5,216,450
Hempstead Township Local Development Corporation, Revenue (Molloy College Project)	5.00	7/1/39	1,200,000		1,331,004
Hudson Yards Infrastructure Corporation, 2nd Indenture Revenue	5.00	2/15/39	3,000,000		3,448,770
Hudson Yards Infrastructure Corporation, Revenue	5.75	2/15/47	2,110,000		2,292,304
Hudson Yards Infrastructure Corporation, Revenue (Prerefunded)	5.75	2/15/21	3,390,000	[b]	3,735,238
Long Island Power Authority, Electric System General Revenue	5.00	9/1/34	3,300,000		3,690,918
Long Island Power Authority, Electric System General Revenue	5.00	9/1/36	6,000,000		6,846,660
Long Island Power Authority, Electric System General Revenue	5.00	9/1/45	3,000,000		3,340,290
Long Island Power Authority, Electric System General Revenue, 1 Month LIBOR + .88%	2.22	11/1/18	5,000,000	[c]	5,000,850
Long Island Power Authority, Electric System Revenue	5.00	9/1/47	3,000,000		3,426,360

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
Metropolitan Transportation Authority, Dedicated Tax Fund Green Bonds (Climate Bond Certified)	5.00	11/15/37	9,825,000		11,406,923
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/27	12,000,000		13,426,800
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/1/27	4,370,000		4,846,374
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/35	2,500,000		2,831,450
Metropolitan Transportation Authority, Transportation Revenue	5.25	11/15/36	7,210,000		8,188,325
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/37	3,000,000		3,415,920
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/41	6,690,000		7,336,522
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/43	11,760,000		12,952,347
Metropolitan Transportation Authority, Transportation Revenue	5.25	11/15/44	5,000,000		5,698,950
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/46	10,000,000		11,307,100
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	5.00	11/15/22	4,045,000	[b]	4,579,142
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	5.00	11/15/22	1,405,000	[b]	1,590,530
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/51	10,000,000		10,643,400
Metropolitan Transportation Authority of New York, Revenue (Dedicated Tax Fund) (Green Bonds)	5.00	11/15/38	5,920,000		6,868,147
Monroe County Industrial Development Corporation, Revenue (The Rochester General Hospital Projects)	5.00	12/1/46	2,500,000		2,767,600
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/35	800,000		933,880
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/37	1,000,000		1,163,020
New York, GO	5.00	4/1/34	3,000,000		3,535,140
New York, GO	5.00	4/1/35	3,500,000		4,111,240

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York City, GO	5.00	11/1/19	5,000	5,013
New York City, GO	5.00	8/1/21	3,000,000	3,281,760
New York City, GO	5.00	8/1/23	11,020,000	12,012,571
New York City, GO	5.25	9/1/25	1,045,000	1,054,227
New York City, GO	5.00	8/1/27	8,825,000	9,398,713
New York City, GO	5.00	8/1/27	10,000,000	11,650,400
New York City, GO	5.00	3/1/29	6,645,000	7,427,382
New York City, GO	5.00	8/1/29	5,935,000	6,502,742
New York City, GO	5.00	8/1/30	3,000,000	3,425,520
New York City, GO	5.00	8/1/31	1,735,000	1,974,725
New York City, GO	5.00	8/1/32	13,000,000	15,113,800
New York City, GO	5.00	8/1/32	3,820,000	4,347,045
New York City, GO	5.00	8/1/32	2,000,000	2,271,460
New York City, GO	5.00	10/1/32	5,745,000	6,252,111
New York City, GO	5.00	8/1/34	10,885,000	12,308,867
New York City, GO	5.00	8/1/37	5,000,000	5,734,300
New York City Educational Construction Fund, Revenue	6.50	4/1/26	4,220,000	4,721,631
New York City Housing Development Corporation, Revenue	5.00	7/1/26	3,440,000	3,842,239
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; FGIC)	5.00	3/1/31	10,810,000	10,885,562
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/28	5,000,000	5,358,950

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/26	7,250,000		7,879,735
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/31	5,000,000		5,428,150
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/39	5,000,000		5,680,450
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.25	6/15/40	10,000,000		10,338,100
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	11,025,000		11,438,438
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	20,000,000		22,308,200
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/47	4,000,000		4,591,640
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Prerefunded)	5.00	6/15/21	20,000,000	[b]	21,873,000
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/40	5,000,000		5,649,850
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/43	8,185,000		9,165,399
New York City Transitional Finance Authority, Building Aid Revenue, Ser. S-3	5.00	7/15/43	8,760,000		10,211,795
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/26	5,000,000		5,593,950

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	8/1/30	11,665,000		13,391,303
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/33	5,210,000		5,872,608
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/36	5,000,000		5,596,750
New York City Transitional Finance Authority, Tax Revenue	5.00	8/1/39	25,000,000		28,977,000
New York Convention Center Development Corporation, Revenue (Hotel Unit Fee Secured) (Credit Support Agreement; SONYMA)	5.00	11/15/40	3,250,000		3,678,545
New York Convention Center Development Corporation, Senior Lien Revenue (Hotel Unit Fee Secured)	0.00	11/15/47	8,525,000	[a]	2,694,412
New York Convention Center Development Corporation, Senior Lien Revenue (Hotel Unit Fee Secured)	0.00	11/15/50	15,880,000	[a]	4,323,489
New York Counties Tobacco Trust IV, Revenue (Tobacco Settlement Pass-Through Bonds)	6.50	6/1/35	265,000		265,148
New York Counties Tobacco Trust V, Revenue (Tobacco Settlement Pass-Through Bonds)	0.00	6/1/50	40,000,000	[a]	5,104,400
New York Counties Tobacco Trust V, Revenue (Tobacco Settlement Pass-Through Bonds)	0.00	6/1/55	50,000,000	[a]	3,194,000
New York Counties Tobacco Trust VI, Revenue (Tobacco Settlement Pass-Through Bonds)	5.00	6/1/45	2,000,000		2,145,540
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.00	11/15/44	10,000,000		10,786,300
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/40	5,000,000		5,484,050

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[d]	10,633,200
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	5,650,000		7,103,293
New York State Dormitory Authority, LR (Municipal Health Facilities Improvement Program) (New York City Issue)	5.00	1/15/25	10,000,000		10,027,700
New York State Dormitory Authority, Mortgage Hospital Revenue (Hospital for Special Surgery) (Collateralized; FHA) (Prerefunded)	6.25	8/15/19	2,915,000	[b]	3,072,148
New York State Dormitory Authority, Revenue (Barnard College) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/37	1,010,000		1,012,767
New York State Dormitory Authority, Revenue (Cornell University)	5.00	7/1/37	6,035,000		6,388,470
New York State Dormitory Authority, Revenue (Fashion Institute of Technology Student Housing Corporation) (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/20	4,490,000		4,732,460
New York State Dormitory Authority, Revenue (Fordham University)	5.00	7/1/41	1,200,000		1,360,824
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/40	2,000,000		2,195,720
New York State Dormitory Authority, Revenue (Memorial Sloan-Kettering Cancer Center)	5.00	7/1/36	2,250,000		2,456,505
New York State Dormitory Authority, Revenue (Memorial Sloan-Kettering Cancer Center) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/20	3,000,000		3,244,080
New York State Dormitory Authority, Revenue (Memorial Sloan-Kettering Cancer Center) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	0.00	7/1/28	18,335,000	[a]	14,561,840
New York State Dormitory Authority, Revenue (Mental Health Services Facilities Improvement)	6.75	2/15/23	5,700,000		5,757,570

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York State Dormitory Authority, Revenue (Mount Sinai Hospital Obligated Group)	5.00	7/1/26	8,395,000		8,893,663
New York State Dormitory Authority, Revenue (Mount Sinai School of Medicine of New York University) (Prerefunded)	5.50	7/1/19	9,000,000	[b]	9,355,770
New York State Dormitory Authority, Revenue (New York University Hospitals Center) (Prerefunded)	5.50	7/1/20	1,500,000	[b]	1,609,650
New York State Dormitory Authority, Revenue (New York University Hospitals Center) (Prerefunded)	5.63	7/1/20	3,500,000	[b]	3,764,705
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/36	2,000,000		2,311,300
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/45	7,000,000		7,924,420
New York State Dormitory Authority, Revenue (New York University) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/27	33,625,000		40,108,236
New York State Dormitory Authority, Revenue (North Shore - Long Island Jewish Obligated Group)	5.00	5/1/43	2,700,000		2,981,394
New York State Dormitory Authority, Revenue (Orange Regional Medical Center Obligated Group)	5.00	12/1/35	1,800,000	[d]	1,966,086
New York State Dormitory Authority, Revenue (Orange Regional Medical Center Obligated Group)	5.00	12/1/40	1,200,000	[d]	1,297,632
New York State Dormitory Authority, Revenue (Pratt Institute)	5.00	7/1/34	1,000,000		1,110,880
New York State Dormitory Authority, Revenue (Pratt Institute)	5.00	7/1/39	1,500,000		1,649,700
New York State Dormitory Authority, Revenue (Pratt Institute)	5.00	7/1/44	1,500,000		1,641,030
New York State Dormitory Authority, Revenue (State University of New York Dormitory Facilities)	5.00	7/1/36	2,000,000		2,264,120
New York State Dormitory Authority, Revenue (State University of New York Dormitory Facilities)	5.00	7/1/37	1,000,000		1,131,380
New York State Dormitory Authority, Revenue (State University of New York Dormitory Facilities)	5.00	7/1/38	6,300,000		7,036,659
New York State Dormitory Authority, Revenue (State University of New York Dormitory Facilities)	5.00	7/1/40	2,450,000		2,763,551

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/36	2,000,000		2,271,260
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/40	5,590,000		6,192,546
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/38	7,230,000		7,952,494
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	16,000,000		16,544,160
New York State Dormitory Authority, Revenue, Refunding (Memorial Sloan Kettering Cancer Center)	5.00	7/1/42	1,000,000		1,151,830
New York State Dormitory Authority, Revenue, Refunding (St. John's University)	5.00	7/1/30	1,250,000		1,462,450
New York State Dormitory Authority, Sales Tax Revenue	5.00	3/15/43	7,500,000		8,328,900
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.25	2/15/22	450,000		461,174
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	8,620,000		9,762,926
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.25	8/15/36	2,625,000		2,883,589
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/39	3,840,000		4,332,480
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	5,000	[b]	5,127
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	5,000	[b]	5,127
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	25,000	[b]	25,633
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/44	7,000,000		7,840,140
New York State Dormitory Authority, Third General Resolution Revenue (State University Educational Facilities Issue)	5.00	5/15/29	3,000,000		3,320,670

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	5.00	6/15/21	10,000,000		10,027,100
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	5.00	6/15/24	4,000,000		4,362,240
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	5.00	6/15/41	15,000,000		17,276,850
New York State Environmental Facilities Corporation, State Revolving Funds Revenue (Master Financing Program)	5.00	8/15/37	4,025,000		4,395,984
New York State Environmental Facilities Corporation, State Revolving Funds Revenue (Master Financing Program) (Green Bonds)	5.00	11/15/31	6,000,000		6,888,420
New York State Mortgage Agency, Mortgage Revenue	5.00	4/1/28	400,000		412,500
New York State Thruway Authority, General Revenue	5.00	1/1/42	3,500,000		3,799,880
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	1/1/41	2,500,000		2,818,450
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds (Prerefunded)	5.00	4/1/20	6,000,000	[b]	6,345,240
New York State Urban Development Corporation, State Facilities Revenue (Insured; National Public Finance Guarantee Corp.)	5.70	4/1/20	4,335,000		4,551,620
New York Transportation Development Corporation, Revenue (Delta Air Lines - Laguardia Airport Terminals C&D Revenue)	5.00	1/1/24	5,000,000		5,572,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/21	1,100,000	1,182,632
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	1,800,000	1,904,850
New York Transportation Development Corporation, Special Facility Revenue (Delta Air Lines-Laguardia Airport Terminals)	5.00	1/1/34	4,000,000	4,512,240
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	12,500,000	13,567,625
New York Transportation Development Corporation, Special Facility Revenue (Terminal One Group Association, L.P. Project)	5.00	1/1/23	2,250,000	2,487,600
Onondaga County Trust for Cultural Resources, Revenue (Abby Lane Housing Corporation Project)	5.00	5/1/40	1,000,000	1,111,490
Port Authority of New York and New Jersey, (Consolidated Bonds, 163rd Series)	5.00	7/15/35	10,000,000	10,617,700
Port Authority of New York and New Jersey, (Consolidated Bonds, 178th Series)	5.00	12/1/24	4,465,000	5,056,523
Port Authority of New York and New Jersey, (Consolidated Bonds, 183rd Series)	5.00	12/15/26	5,000,000	5,753,050
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/32	4,100,000	4,580,725
Port Authority of New York and New Jersey, (Consolidated Bonds, 195th Series)	5.00	10/1/35	5,000,000	5,672,550
Port Authority of New York and New Jersey, (Consolidated Bonds, 93rd Series)	6.13	6/1/94	15,000,000	18,045,300
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	5,000,000	5,486,300

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	5,000,000		5,756,500
Suffolk County Economic Development Corporation, Revenue (Catholic Health Services of Long Island Obligated Group Project)	5.00	7/1/22	2,025,000		2,183,882
Suffolk County Economic Development Corporation, Revenue (Catholic Health Services of Long Island Obligated Group Project)	5.00	7/1/31	2,370,000		2,618,921
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/48	13,000,000		13,007,930
Tender Option Bond Trust Receipts (Series 2016-XM0367), 7/1/41, (New York State Dormitory Authority, Revenue (The Rockefeller University)) Non-recourse	5.00	12/29/19	8,000,000	[d,e]	8,474,260
Tender Option Bond Trust Receipts (Series 2016-XM0376), 6/15/31, (New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects)) Non-recourse	5.00	6/15/21	5,000,000	[d,e]	5,647,050
Tender Option Bond Trust Receipts (Series 2016-XM0376-2), 6/15/32, (New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects)) Non-recourse	5.00	6/15/21	5,000,000	[d,e]	5,639,350
Tender Option Bond Trust Receipts (Series 2016-XM0381), 2/15/35, (New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)) Non-recourse	5.00	2/15/21	16,000,000	[d,e]	17,670,960
Tender Option Bond Trust Receipts (Series 2016-XM0383), 6/15/35, (New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue) Non-recourse	5.00	6/15/21	9,435,000	[d,e]	10,565,298
Triborough Bridge and Tunnel Authority, General Purpose Revenue (Prerefunded)	5.50	1/1/22	10,540,000	[b]	11,658,821

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.4% (continued)
New York - 99.7% (continued)
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/24	5,000,000		5,626,100
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/28	3,130,000		3,178,202
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/30	3,285,000		3,662,282
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels) (Prerefunded)	5.00	1/1/22	8,000,000	[b]	8,873,600
Triborough Bridge and Tunnel Authority, Revenue (MTA Bridges & Tunnels)	5.00	11/15/42	3,000,000		3,503,790
TSASC, Revenue	5.00	6/1/32	5,000,000		5,590,650
TSASC, Senior Tobacco Settlement Bonds	5.00	6/1/41	10,000,000		10,875,000
TSASC, Tobacco Settlement Subordinate Bonds	5.00	6/1/48	12,000,000		12,350,160
Utility Debt Securitization Authority, Revenue	5.00	12/15/40	7,000,000		8,222,690
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/35	17,000,000		19,560,710
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/41	5,000,000		5,617,150
Westchester Tobacco Asset Securitization Corporation, Tobacco Settlement Bonds	5.00	6/1/41	6,010,000		6,569,291
				1,075,986,847

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.4% (continued)
U.S. Related - .7%
Puerto Rico Highway and Transportation Authority, Highway Revenue (Insured; Assured Guaranty Municipal Corporation)	5.25	7/1/33	6,595,000	7,339,773
Total Investments (cost $1,041,929,168)			100.4%	1,083,326,620
Liabilities, Less Cash and Receivables			(0.4%)	(4,003,439)
Net Assets			100.0%	1,079,323,181

LIBOR—London Interbank Offered Rate

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, these securities were valued at $61,893,836 or 5.73% of net assets.

e Collateral for floating rate borrowings.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	19.7
Special Tax	15.5
Education	13.9
Utility-Water and Sewer	11.2
Prerefunded	9.6
City	5.8
Health Care	5.0
Utility-Electric	4.4
Industrial	3.0
Lease	1.7
State/Territory	1.2
Housing	.6
Asset-Backed	.0
Other	8.8
100.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,041,929,168	1,083,326,620
Cash		5,422,660
Interest receivable		15,787,289
Receivable for shares of Common Stock subscribed		3,100
Prepaid expenses		18,778
		1,104,558,447
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		595,866
Payable for floating rate notes issued—Note 4		23,715,000
Payable for shares of Common Stock redeemed		629,519
Interest and expense payable related to floating rate notes issued—Note 4		173,534
Accrued expenses		121,347
		25,235,266
Net Assets ($)		1,079,323,181
Composition of Net Assets ($):
Paid-in capital		1,041,721,414
Accumulated net realized gain (loss) on investments		(3,795,685)
Accumulated net unrealized appreciation (depreciation) on investments		41,397,452
Net Assets ($)		1,079,323,181
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		73,968,046
Net Asset Value Per Share ($)		14.59

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2018

Investment Income ($):
Interest Income	41,121,685
Expenses:
Management fee—Note 3(a)	6,660,527
Shareholder servicing costs—Note 3(b)	771,335
Interest and expense related to floating rate notes issued—Note 4	394,081
Directors’ fees and expenses—Note 3(c)	105,318
Professional fees	103,763
Custodian fees—Note 3(b)	28,329
Registration fees	27,026
Loan commitment fees—Note 2	25,507
Prospectus and shareholders’ reports	21,830
Miscellaneous	63,686
Total Expenses	8,201,402
Less—reduction in fees due to earnings credits—Note 3(b)	(32,134)
Net Expenses	8,169,268
Investment Income—Net	32,952,417
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,557,137
Net unrealized appreciation (depreciation) on investments	(31,218,658)
Net Realized and Unrealized Gain (Loss) on Investments	(25,661,521)
Net Increase in Net Assets Resulting from Operations	7,290,896

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2018	2017
Operations ($):
Investment income—net	32,952,417	35,256,548
Net realized gain (loss) on investments	5,557,137	7,529,326
Net unrealized appreciation (depreciation) on investments	(31,218,658)	(32,691,739)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,290,896	10,094,135
Distributions to Shareholders from ($):
Investment income—net	(32,881,598)	(35,175,914)
Capital Stock Transactions ($):
Net proceeds from shares sold	42,371,062	60,678,245
Distributions reinvested	25,959,155	27,774,044
Cost of shares redeemed	(100,391,311)	(116,954,058)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(32,061,094)	(28,501,769)
Total Increase (Decrease) in Net Assets	(57,651,796)	(53,583,548)
Net Assets ($):
Beginning of Period	1,136,974,977	1,190,558,525
End of Period	1,079,323,181	1,136,974,977
Capital Share Transactions (Shares):
Shares sold	2,867,712	4,057,648
Shares issued for distributions reinvested	1,759,844	1,860,644
Shares redeemed	(6,798,013)	(7,887,241)
Net Increase (Decrease) in Shares Outstanding	(2,170,457)	(1,968,949)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.93	15.24	14.79	14.87	15.30
Investment Operations:
Investment income—net[a]	.44	.45	.48	.51	.55
Net realized and unrealized gain (loss) on investments	(.34)	(.31)	.45	(.09)	(.43)
Total from Investment Operations	.10	.14	.93	.42	.12
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.48)	(.50)	(.55)
Net asset value, end of period	14.59	14.93	15.24	14.79	14.87
Total Return (%)	.66	.98	6.41	2.87	.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.73	.73	.72	.73
Ratio of net expenses to average net assets	.74	.73	.73	.72	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.04	.03	.01	.02	.02
Ratio of net investment income to average net assets	2.97	3.04	3.21	3.39	3.80
Portfolio Turnover Rate	10.37	14.30	12.19	20.02	10.89
Net Assets, end of period ($ x 1,000)	1,079,323	1,136,975	1,190,559	1,180,205	1,199,217

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	1,083,326,620	-	1,083,326,620
Liabilities ($)
Floating Rate Notes††	-	(23,715,000)	-	(23,715,000)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At May 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

NOTES TO FINANCIAL STATEMENTS (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $637,768, accumulated capital losses $3,967,875 and unrealized appreciation $41,569,642.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2018. The fund has $2,533,232 of short-term capital losses and $1,434,643 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2018 and May 31, 2017 were as follows: tax-exempt income $32,721,728 and $35,167,410 and ordinary income $159,870 and $8,504, respectively.

During the period ended May 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $70,819, decreased accumulated net realized gain (loss) on investments by $118,226 and increased paid-in capital by $189,045. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, interest expense, brokerage commissions and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus or Dreyfus will bear, such excess expense. During the period ended May 31, 2018, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2018, the fund was charged $431,595 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2018, the fund was charged $216,677 for transfer agency services and $14,532 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $14,532.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2018, the fund was charged $28,329 pursuant to the custody agreement. These fees were partially offset by earnings credits of $17,599.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended May 31, 2018, the fund was charged $10,052 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

During the period ended May 31, 2018, the fund was charged $12,309 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $547,627, custodian fees $5,482, Chief Compliance Officer fees $5,267 and transfer agency fees $37,490.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2018, amounted to $113,368,603 and $141,518,452, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2018 was approximately $22,715,000, with a related weighted average annualized interest rate of 1.73%.

NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2018, the cost of investments for federal income tax purposes was $1,018,041,978; accordingly, accumulated net unrealized appreciation on investments was $41,569,642, consisting of $47,006,894 gross unrealized appreciation and $5,437,252 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus New York Tax Exempt Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc. (the “Fund”), including the statement of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
July 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended May 31, 2018 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York State and New York City personal income taxes), except $159,870 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Joni Evans (76)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (58)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (67)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus New York Tax Exempt Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DRNYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0980AR0518

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,313 in 2017 and $35,843 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,678 in 2017 and $9,801 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,462 in 2017 and $3,875 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were and $2,347 in 2017 and $2,529 in 2018. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,215,229 in 2017 and $20,678,286 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New York Tax Exempt Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)